UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2018

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Xtant Medical Holdings, Inc. (the “Company”) appointed Michael Mainelli as Interim Chief Executive Officer, replacing Carl D. O’Connell, effective October 12, 2018.

Mr. Mainelli, age 57, has served as a member of the Board of Directors of the Company since February 2018. Mr. Mainelli was initially elected to the Board in connection with the Company’s restructuring in February 2018. Mr. Mainelli has worked in the medical device industry for over 25 years, serving the diagnostic imaging, surgical, and orthopedic markets. He has extensive international experience having led operations in Japan, France, the United Kingdom and Israel. From March 2013 to May 2016, Mr. Mainelli served as President and Chief Executive Officer of Stanmore Implants Worldwide, LTD, a UK based specialty orthopaedics company, and led the sale of the company to Stryker Corporation. From 2008 to 2011, Mr. Mainelli was the President and Chief Executive Officer of Active Implants Corporation, an early stage company developing an innovative meniscal implant. From 2005 to 2006, he was the Group President of the Medical Device Segment of Intermagnetics General Corporation before the company was acquired by Royal Philips. Mr. Mainelli was with Stryker Corporation serving in the positions of VP-Corporate Development, Assistant to the Chairman, President-Stryker Japan and President-Stryker Spine. Prior to Stryker, he was employed by General Electric in various management roles. He has previously served on the board of directors of Orthofix International N.V., a publicly traded medical device company, Active Implants Corporation and Stanmore Implants Worldwide, LTD, which were venture capital backed privately-owned companies. He currently serves on the board of directors of Autocam Medical Devices, LLC, a privately-owned medical device contract manufacturing company. He earned a MBA from the University of Chicago, a Master of Science in Engineering from the University of Pennsylvania and a BS in Mechanical Engineering from Northeastern University.

In connection with Mr. Mainelli’s appointment as an interim officer of the Company, the Company entered into an interim executive employment agreement and stock option award agreement with him. Under the terms of the employment agreement, Mr. Mainelli will be paid an annual base salary of $525,000 and will be eligible to receive an annual bonus with a target bonus opportunity equal to 75% of his annual base salary. In addition, effective October 15, 2018, the Company granted him an option to purchase 240,000 shares of the Company’s common stock under the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”). The option has a 10-year term and a per share exercise price equal to the “fair market value” (as defined in the Plan) of the Company’s common stock on the grant date. The option will vest with respect to 10,000 of the underlying shares on a monthly basis and will discontinue vesting in the event Mr. Mainelli no longer serves as the Company’s Chief Executive Officer, on either an interim or permanent basis. In the event of a “change in control” of the Company (as such term is defined in the stock option award agreement), the option will immediately vest with respect to an additional six months. The employment agreement also contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions.

The Company has entered into an indemnification agreement with Mr. Mainelli which may require the Company, among other things, to indemnify Mr. Mainelli for expenses, judgments, fines and amounts paid in settlement incurred by him or on his behalf in connection with any proceeding arising out of his service as a director or officer of the Company, or any of its subsidiaries or any other company or enterprise to which he provides services at the Company’s request.

In connection with Mr. O’Connell’s departure, the Company intends to enter into a standard and customary separation agreement and release with Mr. O’Connell pursuant to which the Company will agree to provide him certain severance benefits as provided in his Employment Agreement effective as of October 6, 2016, as amended, contingent upon his execution, delivery and non-revocation of a release of claims against the Company and its subsidiaries and affiliates and compliance with certain covenants contained therein.

The foregoing summary description of the employment agreement, stock option award agreement and indemnification agreement with Mr. Mainelli does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement, stock option award agreement and form of indemnification agreement, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 15, 2018, the Company issued a press release announcing the appointment of Michael Mainelli as Interim Chief Executive Officer, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference

The Company is furnishing the information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K promulgated by the SEC. This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Item 7.01 of this report and Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Interim Executive Employment Agreement dated as of October 12, 2018 between Xtant Medical Holdings, Inc. and Michael Mainelli (filed herewith)

10.2	Stock Option Award Agreement dated as of October 15, 2018 between Xtant Medical Holdings, Inc. and Michael Mainelli (filed herewith)

10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017 (SEC File No. 001-34951))

99.1	Press Release of Xtant Medical Holdings, Inc. dated October 15, 2018, entitled “Xtant Medical Announces Appointment of Interim Chief Executive Officer” (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Kathie J. Lenzen
Kathie J. Lenzen
Chief Financial Officer

Dated: October 15, 2018